BLACKROCK FUNDS II
BlackRock Multi-Sector Bond Portfolio
(the “Fund”)

Supplement dated March 11, 2010 to the
Statement of Additional Information, dated February 26, 2010

Effective March 11, 2010, the following change is made to the Statement of Additional Information of the Fund.

The following information supplements and, to the extent inconsistent therewith, supersedes the disclosure in the section captioned “Reduced Initial Sales Charges — Purchase Privileges of Certain Persons”:

With respect to the Multi-Sector Bond Portfolio, the placement fees may be up to the following amounts:

Less than $3,000,000 — 0.75%
$3 million but less than $15 million — 0.50%
$15 million and above — 0.25%

Shareholders should retain this Supplement for future reference.

SAI-MSB-0310-SUP